Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes
11.	Income Taxes

The entities within the Company file separate tax returns in the respective tax jurisdictions in which they operate.

Cayman Islands (“CI”)

One and one Green Technologies. INC, an entity incorporated in CI, is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the CI company to its respective shareholders, no CI withholding tax will be imposed.

Hong Kong, SAC

Our subsidiary, One and one International HK Limited, is a Hong Kong entity subject to the two-tier profits tax rates system, which was introduced under the Inland Revenue (Amendment) (No. 3) Ordinance 2018 (the “Ordinance”) of Hong Kong, and applies for a year of assessment commencing on or after April 1, 2018.

Under the two-tier profit tax rates regime, the profits tax rate for the first HKD 2 million of assessable profits of a corporation will be subject to the lowered tax rate of 8.25% while the remaining assessable profits will be subject to the tax rate of 16.5%.

In respect of dividends paid to One and one International HK Limited, under Hong Kong’s Foreign-sourced Income Exemption regime effective from January 1, 2023, income arising in or derived from a territory outside Hong Kong (such as dividends from the VIEs in the Philippines) received by a Hong Kong entity which is a multinational enterprise entity (“MNE entity”) carrying on business in Hong Kong may be regarded as specified foreign-sourced income which will be deemed to be sourced from Hong Kong and chargeable to profits tax, subject to certain exemptions. Prior to January 1, 2023, Hong Kong operated under a territorial source principle of taxation, where only income arising in or derived from Hong Kong was subject to profits tax. Under this regime, foreign-sourced income, such as dividends received from a non-Hong Kong source (from the VIEs in the Philippines), was generally not subject to Hong Kong profits tax. In addition, payments of dividends from One and one HK to its shareholder(s) are not subject to any Hong Kong withholding tax which remains unchanged both before and after January 1, 2023.

Republic of Philippines

The VIEs in the Philippines are governed by the income tax law of the Philippines and are subject to the Philippine income tax (“PIT”). According to the CREATE Law (RA 11534) in the Philippines, the corporate income tax (“CIT”) rate for domestic corporations and resident foreign corporations has been reduced from 30% to 25%, effective from July 1, 2020 to December 31, 2022; with the exception for corporations having net taxable revenue of less than PHP 5 million and total assets of less than PHP 100 million, which is taxed at a rate of 20%. The rule further stipulates a gradual reduction in the CIT rate by 1% per year from 2023 to 2027, reaching 20% by 2027. Specifically, the annual CIT rates will be 25% for the period from July 1, 2020, to December 31, 2022, 24% in 2023, 23% in 2024, 22% in 2025, 21% in 2026, and finally 20% from 2027 onwards.

The statutory income tax rate for Yoda Metal is 22% for the year ended December 31, 2025, 23% for the year ended December 31, 2024, and 24% for the year ended December 31, 2023; and for DL Metal it is 20% for each of the years ended December 31, 2025, 2024 and 2023, as DL Metal qualifies for the CREATE Law exception for corporations having net taxable revenue of less than PHP 5 million and total assets of less than PHP 100 million.

The components of the income tax provision consisted of the following:

	Years Ended December 31,
	2025	2024	2023
Current income tax expense	$347,971	$1,976,619	$1,792,024
Deferred income tax expense	(13,591)	(35,045)	(28,906)
Total	$334,380	$1,941,574	$1,763,118

A reconciliation of the income tax expense, net determined at the Philippines statutory income tax rate to the Company’s actual income tax expense is as follows:

	Years Ended December 31,
	2025		2024		2023
	Amount	Percentage	Amount	Percentage	Amount	Percentage
Income before income tax expense	$12,145,994		$8,418,346		$7,330,292
Statutory income tax rate	22%		23%		24%
Income tax expense at statutory rate	2,672,119	22.0%	1,936,220	23.0%	1,759,269	24.0%
Decreases due to:
Tax rate change (1)	-	-	21	0.0%	43	0.0%
Impact of varying tax rates – Cayman Islands (2)	204,242	1.7%
Impact of varying tax rates – Other foreign jurisdictions (2)	1,368	-%	5,333	0.1%	3,806	0.1%
Release of prior-year tax liabilities due to lapse of statute of limitations	(2,543,349)	(20.9)%	-	-	-	-
Income tax expenses	$334,380	2.8%	$1,941,574	23.1%	$1,763,118	24.1%
(1)	Represents the impact of the gradual reduction of the Philippine corporate income tax rate under the CREATE Law on the measurement of deferred tax balances.

(2)	Represents the impact of varying tax jurisdictions, primarily the rate differentials between the Philippines statutory rate and the income generated by the subsidiaries in Hong Kong (subject to 8.25%/16.5%) and the Cayman Islands (subject to 0%).

For the years ended December 31, 2025, 2024, and 2023, the Company’s total income taxes paid, net of refunds, were $2,236, $1,027, and $18,101, respectively. All income tax payments during these periods related to foreign taxes paid exclusively to the Republic of the Philippines. The Company did not pay any federal, national, or state income taxes in other jurisdictions, including Hong Kong and the Cayman Islands.

Taxes payable consisted of the following:

	December 31, 2025	December 31, 2024
Income tax payable	$6,432,962	$6,178,134
VAT	957,063	1,555,682
Total	$7,390,025	$7,733,816

Deferred tax assets and liabilities are as follows:

	December 31, 2025		December 31, 2024
Deferred tax assets:	$		$
Net operating loss carryforwards		105,249		3,658
Lease liabilities		781,797		157,014
Total deferred tax assets		887,046		160,672
Less: valuation allowance
Deferred tax assets, net		887,046		160,672

Deferred tax liabilities:
ROU assets		(777,220)		(62,806)
Total deferred tax liabilities		(777,220)		(62,806)

Total, net		$109,826		$97,866

Net operating loss carryforwards attributable to the Company’s VIEs in the Philippines were $526,247 and $18,288 as of December 31, 2025 and 2024, respectively. These net operating loss can be carried forward for five consecutive taxable years immediately following the year of the loss.

For the years ended December 31, 2025, 2024 and 2023, the Company did not have any material interest or penalties associated with tax positions. The Company did not have any significant unrecognized uncertain tax positions as of December 31, 2025 and 2024. The Company does not expect that its assessment regarding unrecognized tax positions will materially change over the next 12 months.

The taxes payable include income tax payable and VAT. The decrease of $343,791 in total taxes payable was primarily driven by lower VAT obligations, partially offset by higher accrued income tax liabilities under ASC 740 due to increased profitability during the year.